UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Sixth Street Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On February 13, 2025, Sixth Street Specialty Lending, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2024. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Retirement of John A. Ross as Independent Director of the Company

On February 13, 2025, pursuant to the Second Amended and Restated Bylaws of the Company, John A. Ross informed the Company of his intention to retire from the Board of Directors (the “Board”) of the Company, effective as of the close of business on May 22, 2025. Accordingly, Mr. Ross will not run for re-election to the Board at the 2025 annual meeting of the shareholders. Mr. Ross’s decision was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Ross for his years of service on the Board. Chairman and Chief Executive Officer, Joshua Easterly, noted “On behalf of the entire company and the Sixth Street platform, I extend my deepest gratitude to Mr. Ross for his fourteen years of unwavering support and invaluable contributions as a Board member, which have been instrumental in guiding the success for our shareholders.”

Item 7.01 – Regulation FD Disclosure

On February 13, 2025, the Company issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a first quarter 2025 base dividend per share of $0.46 to shareholders of record as of March 14, 2025, payable on March 31, 2025, and a fourth quarter 2024 supplemental dividend per share of $0.07 to shareholders of record as of February 28, 2025, payable on March 20, 2025.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated February 13, 2025

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET SPECIALTY LENDING, INC. (Registrant)

Date: February 13, 2025	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer